UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	March 19, 2015

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	212 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¢	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¢	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¢	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¢	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On March 19, 2015, the board of directors (the “Board”) of Marsh & McLennan Companies, Inc. (the “Company”) elected Maria Silvia Bastos Marques as an independent member of the Board, effective immediately. The Board has not yet appointed Ms. Marques to any Board committee.
As a non-management director, Ms. Marques will be compensated as described in “Description of Compensation Arrangements for Independent Directors”, which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014.
A copy of the Company's press release, dated March 19, 2015, announcing the election of Ms. Marques is attached hereto as Exhibit 99.1 and incorporated herein by reference. For purposes of Section 18 of the Securities Exchange Act of 1934, the press release is deemed furnished, not filed.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits
99.1    Press release issued by Marsh & McLennan Companies, Inc. on March 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.
By:	/s/ Carey S. Roberts
Name:	Carey S. Roberts
Title:	Deputy General Counsel & Corporate Secretary

Date:    March 19, 2015

EXHIBIT INDEX

Exhibit No.        Exhibit

99.1	Press release issued by Marsh & McLennan Companies, Inc. on March 19, 2015.

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